UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2007

GiraSolar, Inc.

 (Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50502

68-0526359

(Commission File Number)

            (IRS Employer Identification Number)

173 Parkland Plaza, Suite B, Ann Arbor, MI 48103

(Address of Principal Executive Offices)

(734) 418-3004

(Registrant’s Telephone Number, Including Area Code)

Legend Investment Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As part of its corporate reorganization, effective as of August 1, 2007, Peter Klamka will resign as the President of the Company and James Miller will be appointed in his place.  Initially, during the Company’s reorganization phase, Mr. Miller will be paid a monthly salary of $4,000. For the past five years, Mr. Miller has provided consulting services to various companies and during the past year has provided consulting services to the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIRASOLAR, INC.

Dated: August 1, 2007

By:

_s/s Peter Klamka

Peter Klamka